UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 19, 2011

Capital Southwest Corporation

(Exact name of registrant as specified in its charter)

Texas	811-1056	75-1072796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12900 Preston Road, Suite 700, Dallas, Texas		75230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     972-233-8242

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Our Annual Meeting of Shareholders was held on July 18, 2011.  As of May 27, 2011, the record date, 3,753,038 shares of common stock were eligible to be voted, and 3,431,122 of those shares were voted in person or by proxy at the Annual Meeting.  Shareholders were asked to consider and act upon:

1)	elect five (5) directors to serve until the next annual meeting of shareholders or until their respective successors shall be elected and qualified;

2)	ratify the appointment by our Audit Committee of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2012;

3)	approve the Capital Southwest Corporation 2010 Restricted Stock Award Plan;

4)	conduct an advisory (non-binding) vote on executive compensation; and

5)	conduct an advisory (non-binding) vote on the frequency of the advisory vote of our named executive officers.

The director nominees, Messrs. Donald W. Burton, Graeme W. Henderson, Samuel B. Ligon, Gary L. Martin and John H. Wilson were elected to the Company’s board of directors. The votes for, votes withheld, and broker non-votes for each director nominee are set forth below:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Donald W. Burton	2,703,340	59,761	-0-
Graeme W. Henderson	2,596,419	166,682	-0-
Samuel B. Ligon	2,602,841	160,260	-0-
Gary L. Martin	2,695,895	67,206	-0-
John H. Wilson	2,696,587	66,514	-0-

The recommendation to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2012 was approved.  The votes for, votes against, abstentions and broker non-votes for this proposal are set forth below:

Votes For	3,396,050
Votes Against	29,710
Abstentions	5,362
Broker Non-Votes	-0-

The recommendation to approve the Capital Southwest Corporation 2010 Restricted Stock Award Plan was approved.  The votes for, votes against, abstentions and broker non-votes for this proposal are set forth below:

Votes For	2,512,652
Votes Against	222,318
Abstentions	28,131
Broker Non-Votes	668,021

The recommendation to conduct an advisory (non-binding) vote on executive compensation was approved.  The votes for, votes against, abstentions and broker non-votes for this proposal are set forth below:

Votes For	2,704,434
Votes Against	30,783
Abstentions	26,688
Broker Non-Votes	668,021

The frequency with which to conduct the advisory (non-binding) vote on the compensation of named executive officers received the following votes:

Votes for Every One Year	1,305,433
Votes for Every Two Years	23,687
Votes for Every Three Years	1,258,732
Abstentions	175,244
Broker Non-Votes	668,023

Based on these results and consistent with a majority of votes cast with respect to this matter, the Company’s board of directors has adopted a policy to hold an advisory vote on compensation of named executive officers every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2011	By:	/s/ Gary L. Martin
Name: Gary L. Martin
Title: Chairman and President